EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q/A-1 of Show Me Ethanol, LLC (the “Company”) for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned General Manager and the Chief Financial Officer, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
  The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

Date:  December 4, 2009

By:	/s/ Richard A. Hanson
Name:	Richard A. Hanson
Title:	General Manager

By:	/s/ Richard A. Hanson
Name:	Richard A. Hanson
Title:	Chief Financial Officer